GERARD LEWIS SENIOR VICE PRESIDENT, CULINARY INNOVATION

The Wendy’s Company ©2012 Oldemark LLC A CUT ABOVE

FOOD TRENDS

HAMBURGERS CUSTOMIZATION FRESH INGREDIENTS The Wendy’s Company

The Wendy’s Company ©2012 Oldemark LLC A CUT ABOVE

The Wendy’s Company HONEST FOOD SIGNATURE ITEMS MENU INNOVATION

The Wendy’s Company HONEST INGREDIENTS HONEST PREPARATION FOOD THAT LOVES YOU BACK

The Wendy’s Company

The Wendy’s Company

All natural, fully-cooked pork sausage Pork, Water, Salt, Spices, Dextrose, Sugar Leading Competitor Sausage Patty Pork, whey protein concentrate, water, salt, corn syrup solids, sugar, spices, dextrose, monosodium glutamate, spice extractives, caramel color, BHA and BHT and propyl gallate and citric acid (preservatives) CONTAINS MILK The Wendy’s Company

The Wendy’s Company

The Wendy’s Company ©2012 Oldemark LLC A CUT ABOVE

WE COOK AT WENDY’S The Wendy’s Company

SIGNATURE ITEMS The Wendy’s Company

The Wendy’s Company ©2012 Oldemark LLC A CUT ABOVE

The Wendy’s Company CORE MENU STEP-CHANGE INNOVATION PROMOTIONAL PRODUCTS

The Wendy’s Company

The Wendy’s Company ©2012 Oldemark LLC STEP-CHANGE INNOVATION

The Wendy’s Company

The Wendy’s Company

#1 The Wendy’s Company

The Wendy’s Company

The Wendy’s Company ©2012 Oldemark LLC A CUT ABOVE

The Wendy’s Company

The Wendy’s Company

The Wendy’s Company

The Wendy’s Company

The Wendy’s Company

The Wendy’s Company ©2012 Oldemark LLC A CUT ABOVE

The Wendy’s Company

The Wendy’s Company ©2012 Oldemark LLC A CUT ABOVE

The Wendy’s Company

The Wendy’s Company BLACK LABEL SEASONAL FAVORITE NEW NEWS ON A CLASSIC NEW TWIST ON RUSSETT FRIES

The Wendy’s Company ©2012 Oldemark LLC A CUT ABOVE

THE Wendy's COMPANY
Quality is Our Recipe...Worldwide

GERARD LEWIS

SENIOR VICE PRESIDENT, CULINARY INNOVATION

Wendy's®

A CUT ABOVE


FOOD TRENDS


HAMBURGERS
CUSTOMIZATION
FRESH
INGREDIENTS
The Wendy's Company

Wendy's®

A CUT ABOVE

HONEST FOOD
SIGNATURE ITEMS
MENU INNOVATION


HONEST INGREDIENTS
HONEST PREPARATION
FOOD THAT LOVES YOU BACK
The Wendy's Company





The Wendy's Company


QUALITY IS OUR RECIPE
Wendy's
The Wendy's Company

Wendy's

All natural, fully-cooked pork sausage

Pork, Water, Salt, Spices, Dextrose, Sugar

Leading Competitor Sausage Patty

Pork, whey protein concentrate, water, salt, corn syrup solids, sugar, spices, dextrose, monosodium glutamate, spice extractives, caramel color, BHA and BHT and propyl gallate and citric acid (preservatives)
CONTAINS MILK


QUALITY IS OUR RECIPE
WENDY'S
The Wendy's Company

Wendy's®

A CUT ABOVE


WE COOK
AT WENDY'S
The Wendy's Company


SIGNATURE ITEMS
The Wendy's Company

Wendy's®

A CUT ABOVE

CORE MENU

STEP-CHANGE INNOVATION

PROMOTIONAL PRODUCTS


The Wendy's Company

Wendy's®

STEP-CHANGE INNOVATION


QUALITY IS OUR RECIPE
Wendy's
The Wendy's Company


NEW
redhead
ROASTERS™

Wendy's®

#1

THE GLOBE AND MAIL


STARBUCKS
redhead
ROASTERS
ALWAYS FRESH
Tim Hortons
COFFEE
McCafé


NEW
redhead
ROASTERS™

Wendy's®

A CUT ABOVE



The Wendy's Company


SPRING MIX
Green Chard
Red Chard
Lolla Rossa
Mizuna
Green Oakleaf
Green Romaine
Red Romaine
Spinach
Tango

The Wendy's Company



The Wendy's Company


NEW
BLACK LABEL
HAMBURGERS
BACON PORTABELLA
SPICY SANTA FE

The Wendy's Company


The Wendy's Company

Wendy's®

A CUT ABOVE


Dave's
HOT 'N
JUICY
CHEESEBURGERS
TOUR of AMERICA
LOS ANGELES
PHOENIX
DALLAS
CHICAGO
NEW YORK CITY
BOSTON
MIAMI



The Wendy's Company

Wendy's®

A CUT ABOVE


The Wendy's Company









BLACK LABEL

SEASONAL FAVORITE

NEW NEWS ON A CLASSIC

NEW TWIST ON RUSSETT FRIES

Wendy's®

A CUT ABOVE